Shareholder Fees (Vanguard Intermediate-Term Government Bond Index Fund Institutional)	Vanguard Intermediate-Term Government Bond Index F Vanguard Intermediate-Term Government Bond Index Fund - Institutional Shares 9/1/2013 - 8/31/2014
Shareholder Fees (fees paid directly from your investment]
Sales charge (load) imposed on purchases	none
Purchase Fee	none
Sales charge (load) imposed on reinvested dividends	none
Redemption Fee	none